UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2026

BITMINE IMMERSION TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42675	84-3986354
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

10845 Griffith Peak Dr. #2

Las Vegas, NV 89135

(Address of principal executive office) (Zip Code)

(404) 816-8240

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	BMNR	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 22, 2026, Bitmine Immersion Technologies, Inc. (the “Company”) entered into a Separation Agreement and General Release (the “Separation Agreement”) with its President, Erik Nelson, memorializing the terms of his separation from the Company. The Company also provided Mr. Nelson notice of his separation on the same date. The Compensation Committee of the Board of Directors and the Board of Directors (the “Board”) each took action on January 22, 2026, to review and approve the Separation Agreement and the separation benefits contemplated thereby.

Under the Separation Agreement, the parties agreed that Mr. Nelson’s employment will terminate without Cause (as defined in the Employment Agreement, made and entered into as of September 1, 2025, by and between the Company and Mr. Nelson (the “Employment Agreement”)) effective as of January 22, 2026.

In consideration of his execution, non-revocation, and continued compliance with the Separation Agreement, Mr. Nelson will receive the following separation payments and benefits:

●	A lump sum notice payment of $20,000.
●	A lump sum severance payment of $585,000.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described above under Item 1.01 of this Current Report on Form 8-K, on January 22, 2026, Mr. Nelson was terminated without Cause (as defined in the Employment Agreement) from his position as President, effective as of January 22, 2026. Mr. Nelson’s termination is not related to a disagreement with the Company on any matter relating to the Company’s operations, policies, or practices. The Board thanks Mr. Nelson for his distinguished service and valuable contributions to the Company. A summary of the material terms of the Separation Agreement is set forth under Item 1.01 above and is incorporated by reference into this Item 5.02.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Nelson Separation Agreement, dated January 22, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Bitmine Immersion Technologies, Inc.

Dated: January 28, 2026	By:	/s/ Chi Tsang
	Name:	Chi Tsang
	Title:	Chief Executive Officer